Exhibit 99.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the filing of Rushmore Financial Group, Inc., and Subsidiaries ("the Company") Quarterly Report on Form 10-QSB for the period ending June 30, 2002 with the Securities and Exchange Commission on the date hereof ("the Report"), I, Randy Rutledge, Chief Financial Officer of the Company, certify, pursuant to the 18 U.S.C. (SS) 1350, as adapted pursuant to
(SS) 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1)      The Report fully  complies with the  requirements  of
                           Section 13(a) or 15(d) of the Securities Act of 1934; and

                  (2)      The  information   contained  in  the  Report  fairly
                           presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Randy Rutledge
------------------
Randy Rutledge
Chief Financial Officer


August 19, 2002